             As filed with the Securities and Exchange Commission
                              on October 24, 1997

                                         Registration No. ______________________
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8

                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

                       PARAMETRIC TECHNOLOGY CORPORATION
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

            Massachusetts                                     04-2866152
-------------------------------                             -------------------
(State or other jurisdiction of                             (I.R.S. Employer
incorporation or organization)                              Identification No.)

                   128 Technology Drive, Waltham, MA                    02154
--------------------------------------------------------------------------------
                   (Address of Principal Executive Offices)           (Zip Code)

                     1997 NON STATUTORY STOCK OPTION PLAN
--------------------------------------------------------------------------------
                             (Full title of Plan)

                                Edwin J. Gillis
    Executive Vice President of Finance & Administration, CFO and Treasurer
                       Parametric Technology Corporation
                             128 Technology Drive
                         Waltham, Massachusetts 02154
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

                                (617) 398-5000
--------------------------------------------------------------------------------
         (Telephone number, including area code, of agent for service)


                        CALCULATION OF REGISTRATION FEE
--------------------------------------------------------------------------------

                                             Proposed          Proposed
Title of securities      Amount to be    maximum offering  maximum aggregate     Amount of
to be registered          registered     price per share    offering price    registration fee
---------------------  ----------------  ----------------  -----------------  ----------------

Common Stock,          600,000 shares (1)    $47.6875 (2)      $28,612,500 (2)     $8,670.45
$.01 par value

--------------------------------------------------------------------------------

(1) This Registration Statement registers shares to be offered by Registrant pursuant to its 1997 Non-Statutory Stock Option Plan.

(2) Estimated solely for the purpose of calculating the registration fee in accordance with Rule 457(h) under the Securities Act of 1933, and based on the average of the high and low sale prices of the Common Stock as reported by the Nasdaq Stock Market's National Market on October 17, 1997

                               Page 1 of 8 Pages
                            Exhibit Index on Page 5

STATEMENT REGARDING INCORPORATION BY REFERENCE FROM EFFECTIVE REGISTRATION STATEMENT.

  Pursuant to General Instruction E to Form S-8, the contents of the Registrant's Registration Statement on Form S-8 filed with the Securities and Exchange Commission (the "Commission") on June 4, 1997 (Commission File No. 333-28495), relating to the registration of 2,500,000 shares of the Company's Common Stock, $.01 par value per share (the "Common Stock"), authorized for issuance under the Company's 1997 Non Statutory Stock Option Plan (the "1997 Plan"), is incorporated by reference in its entirety herein. This Registration Statement provides for the registration of an additional 600,000 shares of Common Stock authorized for issuance under the 1997 Plan.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Waltham, Massachusetts, on the 20th day of October, 1997.


                           PARAMETRIC TECHNOLOGY CORPORATION


                           By: /s/ Steven C. Walske
                               -------------------------------------------------
                               Steven C. Walske
                               Chief Executive Officer and Chairman of the Board


                               POWER OF ATTORNEY
                               -----------------

     We, the undersigned officers and directors of Parametric Technology Corporation, hereby severally constitute C. Richard Harrison, Edwin J. Gillis, Martha L. Durcan, Esq., and Mathew C. Dallett, Esq., and each of them singly, our true and lawful attorneys with full power to them, and each of them singly, to sign for us and in our names in the capacities indicated below, the Registration Statement on Form S-8 filed herewith and any and all subsequent amendments to said Registration Statement, and generally to do all such things in our names and behalf in our capacities as officers and directors to enable Parametric Technology Corporation to comply with all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by said attorneys, or any of them, to said registration statement and any and all amendments thereto.

     WITNESS our hands and common seal on the date set forth below.

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


     Signature                           Title                     Date
     ---------                           -----                     ----

(i)  Principal Executive Officer:


     /s/ Steven C. Walske          Chief Executive Officer      October 20, 1997
     --------------------          and Chairman of the Board
     Steven C. Walske

(ii) Principal Financial and Accounting Officer:


     /s/ Edwin J. Gillis           Executive Vice President     October 20, 1997
     --------------------          of Finance & Administration,
     Edwin J. Gillis               Chief Financial Officer and
                                   Treasurer

       Signature                           Title               Date
       ---------                           -----               ----

(iii)  Board of Directors:


       /s/ Steven C. Walske               Director          October 20, 1997
       ------------------------
       Steven C. Walske


       /s/ C. Richard Harrison            Director          October 20, 1997
       ------------------------
       C. Richard Harrison


       /s/ Robert N. Goldman              Director          October 20, 1997
       ------------------------
       Robert N. Goldman

                                          Director          __________, 1997
       ------------------------
       Donald K. Grierson


       /s/ Noel G. Posternak              Director          October 20, 1997
       ------------------------
       Noel G. Posternak


       /s/ Michael E. Porter              Director          October 20, 1997
       ------------------------
       Michael E. Porter


       /s/ Oscar B. Marx, III             Director          October 20, 1997
       ------------------------
       Oscar B. Marx, III

                                 EXHIBIT INDEX


Exhibit
Number    Description                                                    Page
------    -----------                                                    ----

4.1(a)    Restated Articles of Organization. Filed                        *
          as Exhibit 3.1 to the Quarterly Report on Form 10-Q for the fiscal quarter ended
          March 30, 1996 and incorporated herein
          by reference.

4.1(b)    Articles of Amendment to Restated Articles                      *
          of Organization of the Registrant.  Filed as
          Exhibit 4.1(b) to the Company's Registration
          Statement on Form S-8 (File No. 333-22169) and incorporated herein by reference.

4.2       By-Laws, as amended and restated, of the                        *
          Registrant.  Filed as Exhibit 3.2 to the
          Annual Report on Form 10-K for the fiscal year ended September 30, 1996 and incorporated herein by reference.

5.1 Opinion of Palmer & Dodge as to the legality of the securities 6 registered hereunder.

23.1      Consent of Palmer & Dodge (included in Exhibit 5.1).

23.2      Consent of Coopers & Lybrand L.L.P.                             7

23.3      Consent of Price Waterhouse LLP                                 8

24.1      Power of Attorney (contained on the
          signature page hereto).


------------------
* Incorporated by reference